UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2007

Ad.Venture Partners, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-51456	20-2650200
(Commission File No.)	(IRS Employer Identification No.)

360 Madison Avenue, 21st Floor
New York, NY 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (212) 703-7241

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement.

Item 9.01	Financial Statements and Exhibits.

SIGNATURE

Exhibit 10.1	Arrangement Agreement.

Exhibit 10.2	Form of Voting Agreement entered into between the Company and each of Messrs. Giacalone, Hallmen, McCarthy, Osing, Roszak and Simunovic.

Item 1.01 Entry into a Material Definitive Agreement.

On March 13, 2007, Ad.Venture Partners, Inc., a Delaware corporation (“Ad.Venture”), and its indirect wholly owned subsidiary, 6732097 Canada Inc., a corporation incorporated under the laws of Canada (the “Canadian Subsidiary”) and 180 Connect Inc., a corporation incorporated under the laws of Canada (“180 Connect”) entered into an Arrangement Agreement (the “Arrangement Agreement”) pursuant to which Ad.Venture and the Canadian Subsidiary will acquire all of the issued and outstanding common shares of 180 Connect and assume the obligations (i) to issue shares of Ad.Venture’s common stock upon exercise of outstanding options and warrants to purchase common shares of 180 Connect, (ii) to issue shares of Ad.Venture’s common stock upon conversion of outstanding debentures convertible common shares of 180 Connect, and (iii) under outstanding stock appreciation rights of 180 Connect (the “Arrangement”).

The Arrangement is expected to be consummated in mid-2007, subject to obtaining the required approval of Ad.Venture’s stockholders and 180 Connect's shareholders and optionholders and the satisfaction of other conditions, as discussed in greater detail in the Arrangement Agreement (such time, the “Closing”).

Structure

Subject to the approval of Ad.Venture’s stockholders, Ad.Venture will cause the Canadian subsidiary to enter into a share exchange with 180 Connect in accordance with a Plan of Arrangement pursuant to which the Canadian Subsidiary will acquire all of the outstanding equity of 180 Connect in exchange for shares of Ad.Venture common stock or shares of the Canadian Subsidiary that are exchangeable into shares of Ad.Venture common stock at the option of the holder of exchangeable shares (the “Exchangeable Shares”). In connection with such share exchange and pursuant to the Arrangement Agreement and the Plan of Arrangement, Ad.Venture will assume all of 180 Connect’s obligations to issue equity pursuant to 180 Connect’s outstanding warrants, options, share appreciation rights and convertible debentures.

Upon consummation of the Arrangement, Ad.Venture, the Canadian Subsidiary and 1305699 Alberta ULC, an unlimited liability company existing under the laws of Alberta and a direct wholly owned subsidiary of Ad.Venture, will enter into a Support Agreement pursuant to which Ad.Venture will agree to certain covenants relating to the reservation and delivery of shares of its common stock and certain corporate actions for the benefit of the holders of the Exchangeable Shares. Ad.Venture will also enter into a Voting and Exchange Trust Agreement with a trustee pursuant to which Ad.Venture will issue a Special Voting Share to the trustee to hold in trust for the benefit of, and to vote as directed by, the holders of the Exchangeable Shares.

Consideration

The shareholders of 180 Connect are entitled to receive 0.6272 shares of Ad.Venture common stock (or Exchangeable Shares) for each common share of 180 Connect subject to adjustment for professional fees and other expenses associated with the transaction.

Fairness Opinion

On March 7, 2007, New Century Capital Partners LLC delivered a written opinion to Ad.Venture’s board of directors stating that, as of such date, and based upon and subject to the assumptions made, matters considered, and limitations on its review as set forth in the opinion, the consideration to be paid by Ad.Venture pursuant to the Arrangement Agreement is fair to Ad.Venture from a financial point of view and 180 Connect’s fair market value is at least equal to 80% of Ad.Venture’s net assets as of such date.

Representations and Warranties

The Arrangement Agreement contains representations of both parties relating to, among other things, (a) proper corporate organization, subsidiaries and similar corporate matters, (b) requisite approval of the Arrangement (c) non-contravention of laws and 180 Connect’s material agreements, (d) capital structure, (e) financial statements and compliance, (f) absence of undisclosed liabilities, (g) transactions with affiliates and employees, (h) absence of certain changes since September 30, 2006, (i) taxes, (j) intellectual property rights (k) compliance with legal requirements and governmental authorization, (l) absence of litigation, (m) financial advisory fees, (n) employee and employee benefits matters, (o) contracts, (p) equipment and real property leases, (q) takeover statutes, (r) labor matters and (s) insurance. In addition, the Arrangement Agreement contains representations of Ad.Venture relating to the funds held in its trust account, quotation of its securities on the Over-the-Counter Bulletin Board and the absence of agreements with respect to other business combinations and a representation of 180 Connect with respect to environmental matters.

Covenants

Each of Ad.Venture and 180 Connect have agreed in the Arrangement Agreement to, among other things, (a) provide the other with access to certain information, (b) continue to operate their businesses in the ordinary course and not to take certain specified actions without the prior written consent of the other, (c) take such actions as are necessary, proper or advisable to consummate the Arrangement, (d) notify the other of the occurrence of certain events, and (e) comply with the confidentiality agreement entered into between the parties.

In addition, Ad. Venture has agreed to use commercially reasonable efforts to have its common stock listed on the Nasdaq Global Market.

Conditions to Closing

The Arrangement Agreement sets forth a number of other conditions to the obligations of each party to consummate the Arrangement, including (a) the accuracy of the other party’s representations and warranties in the Arrangement Agreement, to the extent any inaccuracy would result in a material adverse effect (b) the material compliance by the other party with their covenants and obligations under the Arrangement Agreement, (c) the receipt of all necessary governmental authorizations required to consummate the Arrangement, (d) the absence of any legal action or determination which would make consummation of the Arrangement illegal, (e) the absence of any material adverse effect (as defined with respect to each party in the Arrangement Agreement), (f) the delivery of certain certifications, (g) approval of the Arrangement by the other’s shareholders or stockholders, as applicable, and (h) the attainment of required Canadian approvals, including approval of the arrangement by the Court of Queen’s Bench  of Alberta.

Additionally, Ad.Venture is not obligated to consummate the Arrangement if more than 7% of Canadian shareholders elect to dissent. 180 Connect is not obligated to consummate the Arrangement if the balance in Ad.Venture’s trust account is less than $38,684,000 (before the deduction of transaction expenses) or Ad.Venture and its subsidiaries fail to comply with the terms of the Support Agreement and the Voting and Exchange Trust Agreement.

Termination

The Arrangement Agreement may be terminated prior to the Closing, as follows:

•	by mutual consent of Ad.Venture and 180 Connect;

•	automatically if the Arrangement is not consummated by August 31, 2007 or the proxy statement is not mailed to Ad.Venture’s stockholders by August 6, 2007, unless the parties otherwise agree;

•
by either Ad.Venture or 180 Connect if: (i) the Arrangement is not approved by 180 Connect’s shareholders, (ii) the Arrangement is not approved at Ad.Venture’s stockholders’ meeting (and has not have been approved at any adjournment or postponement thereof), (iii) any laws makes consummation of the Arrangement illegal, or (iv) subject to certain exceptions, any of the closing conditions are not satisfied by a specified date;

•
by Ad.Venture if: (i) 180 Connect’s board of directors withdraws its recommendation of approval of the Arrangement or recommends a business combination with a different entity or enters into an agreement or makes an announcement regarding such business combination, (ii) 180 Connect breaches the Arrangement Agreement and fails to cure such breach within a specified period, (iii) a material adverse effect has occurred with respect to 180 Connect, or (iv) the 180 Connect shareholder meeting is cancelled unless agreed to by Ad.Venture; or

•
by 180 Connect if: (i) subject to certain requirements, its board of directors approves a business combination with another entity, or (ii) Ad.Venture breaches the Arrangement Agreement and fails to cure such breach within a specified period.

In the event the Arrangement Agreement is terminated, no party shall be relieved of any liability for any intentional breach of any covenant or obligation of such party under the Arrangement Agreement.

If 180 Connect terminates the Arrangement Agreement because it has entered into, or its board of directors has authorized entry into, an agreement to consummate a business combination with a different entity or Ad.Venture terminates the Arrangement Agreement because 180 Connect has entered into a binding agreement regarding a business combination with a different entity, Ad.Venture shall immediately be entitled to receive a payment of $5,800,000. In addition, 180 Connect is required to pay Ad.Venture’s transaction expenses up to an amount of $3,000,000 if 180 Connect’s board of directors withdraws its recommendation of the Arrangement Agreement and does not terminate the Arrangement Agreement (if permitted pursuant to the terms thereof) and thereafter 180 Connect fails to get sufficient shareholder approval for consummation of the Arrangement.

Additional Agreements

Ad.Venture has entered into voting agreements with certain of 180 Connect’s shareholders and 180 Connect has entered into voting agreements with certain of Ad.Venture’s stockholders and affiliate agreements with certain of its shareholders. Ad.Venture has also agreed to enter into an Amended and Restated Registration Rights Agreement pursuant to which certain affiliates of 180 Connect will receive registration rights that are substantially similar to those held by the initial stockholders of Ad.Venture under the Registration Rights Agreement entered into at the time of Ad.Venture’s initial public offering.

Exchangeable Share Terms

The Exchangeable Shares are exchangeable at any time, at the option of the holder, for shares of Ad.Venture common stock on a one-for-one basis. Prior to exchange, an Exchangeable Share will provide a holder with economic terms and voting rights which are, as nearly as practicable, effectively equivalent to those of a share of Ad.Venture common stock. All Exchangeable Shares will be exchanged into shares of Ad.Venture common stock no later than the second anniversary of Closing. Application will be made to list the Exchangeable Shares on the Toronto Stock Exchange.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties (including statements related to the proposed arrangement of Ad.Venture and 180 Connect. These statements reflect management's current beliefs and are based on information currently available to management. Forward looking statements involve significant risk, uncertainties and assumptions. Many factors could cause actual results, performance or achievements to differ materially from the results discussed or implied in the forward looking statements. Factors that could cause or contribute to such differences include, but are not limited to, risks relating to the consummation of the contemplated arrangement, including the risk that required regulatory clearances or stockholder approvals might not be obtained in a timely manner or at all. In addition, statements in this press release relating to the operational and financial characteristics of 180 Connect Inc. are subject to risks relating to the unpredictability of future revenues and expenses and potential fluctuations in revenues and operating results, the reliance on key customers, unanticipated expenditures, changing relationships with customers, suppliers and strategic partners and other factors which Ad.Venture expects to describe in the Registration Statement and proxy statements to be filed by Ad.Venture with the Securities and Exchange Commission.

Additional Information and Where to Find It

Ad.Venture intends to file a combined proxy and registration statement on Form S-4 with the Securities and Exchange Commission in connection with the Arrangement and will mail a definitive proxy statement to its stockholders containing information about the Arrangement. Investors and security holders are urged to read the proxy and registration statement of Ad.Venture carefully when it is available. The proxy and registration statement will contain important information about the companies, the arrangement and related matters. Stockholders will be able to obtain a copy of the definitive proxy and registration statement, without charge, by directing a request to: Ad.Venture Partners, Inc., 360 Madison Avenue, 21st Floor, New York, New York 10017. Once filed, investors and security holders will be able to obtain free copies of these documents through the website maintained by the Securities and Exchange Commission at http://www.sec.gov.

Ad.Venture and its officers and directors may be deemed to be participating in the solicitation of proxies from the Ad.Venture’s stockholders in favor of the approval of the proposed arrangement. Information concerning Ad.Venture’s directors and officers is set forth in the publicly filed documents of Ad.Venture. Once filed, stockholders would be able to obtain more detailed information regarding the direct and indirect interests of the Ad.Venture and its directors and officers in the proposed business combination by reading the proxy and registration statement and other publicly filed documents of Ad.Venture regarding the proposed arrangement. Prior to filing such documents, stockholders may obtain information regarding AVP’s directors and officers and their interests in Ad.Venture by reading Ad.Venture’s publicly filed documents and reports with the Securities and Exchange Commission, including Ad.Venture’s Form 10-K/A for the year ended March 31, 2006.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Arrangement Agreement.
10.2	Form of Voting Agreement entered into between the Company and each of Messrs. Giacalone, Hallmen, McCarthy, Osing, Roszak and Simunovic.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AD.VENTURE PARTNERS, INC.

Dated: March 15, 2007	By:	/s/ Ilan M. Slasky
Ilan M. Slasky
President

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Arrangement Agreement.
10.2	Form of Voting Agreement entered into between the Company and each of Messrs. Giacalone, Hallmen, McCarthy, Osing, Roszak and Simunovic.